UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4888

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	11/31

Date of reporting period:	5/31/04

SSL-DOCS2 70111954v3

FORM N-CSR

Item 1.	Reports to Stockholders.
Dreyfus
Short-Intermediate
Government Fund
SEMIANNUAL REPORT May 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
8	Statement of Financial Futures
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Short-Intermediate
Government Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Short-Intermediate Government Fund covers the six-month period from December 1, 2003, through May 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Gerald E.Thunelius.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from their 2003 federal tax refunds and mortgage refinancing, continued to spend. At the same time, corporations have become more willing to hire new workers and invest in new projects and equipment. As the economy has gained strength, fixed-income investors apparently have grown more concerned that long-dormant inflationary pressures could resurface and bond prices recently have become more volatile.

Despite fixed-income investors’ current concerns, we believe that history confirms that bonds represent an important component of most investors’ long-term investment portfolios. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2004

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Director and Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the six-month period ended May 31, 2004, the fund achieved a total return of –1.06%.1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, achieved a total return of 0.51%.2

Although prices of short-term U.S. government securities generally ended the reporting period little changed from where they began, fixed-income markets were volatile during the reporting period as investors anticipated higher interest rates in a strengthening economy. The fund produced a lower return than that of its benchmark, primarily because of disappointing results from our yield curve and duration management strategies.

What is the fund’s investment approach?

The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.

The fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements that are backed by U.S. government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through collateralized mortgage obligations (“CMOs”). CMOs are multiclass bonds that are issued by U.S. government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans.

When choosing securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-dri-

The Fund

DISCUSSION OF FUND PERFORMANCE (continued)

ven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors influenced the fund’s performance?

When the reporting period began, the U.S. economy had already begun to improve, with strength evident in both consumer and corporate spending. Despite the recovering economy, however, inflationary pressures appeared to remain low when U.S. labor markets failed to improve.As a result, the Federal Reserve Board (the “Fed”) kept short-term interest rates at 1%, and bond prices continued to rally through the first quarter of 2004.

While the market’s more interest-rate-sensitive areas performed relatively well for much of the reporting period, bond prices experienced heightened volatility during the winter of 2003 as investors reacted to each new release of economic data, looking for signs that potential inflationary pressures might cause the Fed to change course. In April and May, evidence of mounting inflationary pressures finally appeared when the U.S. Department of Labor released data showing an unexpectedly high number of new jobs created in the recovering economy. In addition, sharply higher energy prices contributed to investors’ growing concerns that the Fed was likely to begin raising short-term interest rates sooner than many previously had expected.As a result, prices of U.S. government securities began to fall, erasing any gains achieved earlier in the reporting period.

Because it seemed to us at the time that the Fed was likely to begin raising interest rates in a strengthening economy, we adopted an investment posture early in 2004 reflecting our view that the yield curve would “flatten.”In essence,the yield differential between shorter maturity notes and longer maturity notes would narrow in spread. Specifically we believed that short-term interest rates would rise and long-term interest rates would remain stable.Typically, this occurs as the Fed begins raising, or in market parlance, tightening, interest rates. Our strategy sought to protect the fund from that likelihood by attempting to maintain a short duration. In hindsight, the timing of this strategy proved to be too early. Instead of short-term interest rates rising as we had expected, they actually fell.The Fed did not raise interest rates with the time frame we were anticipating.This yield curve bias and short duration contributed to the fund’s negative performance relative to its benchmark.

The effects of our yield curve and duration management strategies were partially offset by our sector allocation strategy. Unlike the benchmark, which contains no mortgage-backed securities, the fund was composed of approximately 15%-30% mortgage-related securities, including mortgage-backed securities from U.S. government agencies, such as Ginnie Mae.Though we did not increase our weighting in this sector until later in the reporting period, mortgage-backed securities fared relatively well as mortgage refinancing activity abated, contributing positively to the fund’s performance.

What is the fund’s current strategy?

As of the reporting period’s end, we began to see signs that our expectations of higher short-term interest rates and narrower yield differences were likely to be realized. Accordingly, we have continued to maintain the fund’s posture with respect to narrowing yield differences, and we have gradually reduced the fund’s average effective duration to a range we consider neutral. Our sector allocation strategy remained relatively unchanged, with approximately 35% of the fund’s assets allocated to U.S. Treasury securities, 10% to mortgage-backed securities, 50% to debt securities from U.S. government agencies and 5% to cash. In our view, these are prudent strategies as fixed-income investors continue to adjust to a changing market environment.

June 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3 Years) Index is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion.

The Fund

STATEMENT OF INVESTMENTS
May 31, 2004 (Unaudited)

	Principal
Bonds and Notes—107.5%	Amount ($)		Value ($)

U.S. Government—33.2%
U.S. Treasury Inflation Protection Securities:
3.375%, 1/15/2007	3,683,706	[a]	3,971,183
3.625%, 1/15/2008	27,700,390	[a,b]	30,494,051
Coupon Strips:
0%, 10/15/2028	50,000	[a,c]	50,606
0%, 4/15/2029	50,000	[a,c]	50,590
Principal Strips,
0%, 4/15/2029	1,500,000	[a]	932,277
U.S. Treasury Notes:
1.5%, 3/31/2006	24,671,000	[b]	24,263,361
1.625%, 2/28/2006	51,809,000	[b]	51,145,223
4.25%, 11/15/2013	12,885,000	[b]	12,493,425
			123,400,716
U.S. Government Agencies—46.2%
Federal Home Loan Banks:
Bonds, 3.0%, 4/15/2009	32,550,000		30,816,582
Bonds, Ser. 322, 3.25%, 8/15/2005	20,000,000		20,252,000
Bonds, Ser. 430, 2.875%, 9/15/2006	22,460,000		22,389,431
Federal Home Loan Mortgage Corp.,
Notes, 7%, 3/15/2010	41,946,000		47,243,780
Federal National Mortgage Association:
Notes, 2.375%, 2/15/2007	14,445,000		14,111,393
Notes, 6.625%, 9/15/2009	33,468,000		36,996,196
			171,809,382
U.S. Government Agencies/Mortgage-Backed—28.1%
Federal Home Loan Mortgage Corp.,
REMIC, Multiclass Mortgage Participation Ctfs.,
Structured Pass-Through Ctfs.:
Ser. T-7, Cl. A6, 7.03%, 8/25/2028	3,019,629		3,147,722
Ser. T-22, Cl. A6, 7.05%, 11/25/2029	3,605,697		3,788,777
Ser. H005, Cl. A2, 2.55%, 8/15/2007	6,087,993	[d]	6,085,063
(Interest Only Obligation)
Ser. 2659, Cl. UB, 5.5%, 10/15/2021	10,000,000	[c]	1,232,594
Federal National Mortgage Association:
5%, 10/1/2017-6/1/2018	37,023,612		37,086,376
6%, 10/1/2013	4,945,352		5,152,414
Whole Loan:
Ser. 2001-W1, Cl. AF6, 6.402%, 7/25/2031	3,038,000		3,107,671
Ser. 2001-W2, Cl. AF6, 6.089%, 10/25/2031	6,000,000		6,208,080
Government National Mortgage Association I,
6%	31,664,000	[e]	32,119,012

6

			Principal
Bonds and Notes (continued)			Amount ($)		Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
U.S. Government Gtd. Development Participation Ctfs.,
(Gtd. By Small Business Administration)
Ser. 1997-20G, Cl. 1, 6.85%, 7/1/2017			5,937,500		6,382,783
					104,310,492
Total Bonds and Notes
(cost $	398,913,814)				399,520,590

Short-Term Investments—1.0%

U.S. Treasury Bills:
.945%, 7/15/2004			585,000		584,345
.955%, 7/29/2004			2,300,000	[f]	2,296,458
.975%, 9/9/2004			600,000	[f]	598,146
1.0%, 6/10/2004			165,000	[f]	164,962
1.02%, 7/8/2004			147,000		146,863
Total Short-Term Investments
(cost $	3,790,964)				3,790,774

Investment of Cash Collateral
for Securities Loaned—26.6%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	98,912,348)		98,912,348	[g]	98,912,348

Total Investment (cost $		501,617,126)	135.1%		502,223,712
Liabilities, Less Cash and Receivables			(35.1%)		(130,475,110)
Net Assets			100.0%		371,748,602

a Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

b All or a portion of these securities are on loan.At May 31, 2004, the total market value of the fund’s securities on loan is $105,795,611 and the total market value of the collateral held by the fund is $108,343,548, consisting of cash collateral of $98,912,348 and U.S. Government Debt valued at $9,431,200.

c	Notional face amount shown.
d	Variable rate security—interest rate subjest to periodic change.
e	Purchased on a forward commitment basis.
f	Partially held by a broker as collateral for open financial futures position.
g	Investment in affiliated money market mutual funds.

See notes to financial statements.

The Fund

STATEMENT OF FINANCIAL FUTURES
May 31, 2004 (Unaudited)
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 5/31/2004 ($)

Financial Futures Long
U.S. Treasury 10 Year Notes	76	8,236,500	September 2004	(8,312)
Financial Futures Short
U.S. Treasury 5 Year Notes	751	81,237,078	September 2004	44,609
				36,297

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2004 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $	105,795,611)—Note 1(b):
Unaffiliated issuers		402,704,778	403,311,364
Affiliated issuers		98,912,348	98,912,348
Receivable for investment securities sold			30,156,837
Interest receivable			3,011,131
Receivable for futures variation margin—Note 4			223,279
Receivable for shares of Beneficial Interest subscribed			114,302
Prepaid expenses			19,279
			535,748,540

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			200,176
Cash overdraft due to Custodian			31,210,738
Liability for securities on loan—Note 1(b)			98,912,348
Payable for investment securities purchased			32,017,252
Payable for shares of Beneficial Interest redeemed			1,533,679
Accrued expenses			125,745
			163,999,938

Net Assets ( $)			371,748,602

Composition of Net Assets (	$):
Paid-in capital			421,383,995
Accumulated distributions in excess of investment income—net			(174,644)
Accumulated net realized gain (loss) on investments			(50,103,529)
Accumulated net unrealized appreciation (depreciation)
on investments (including $36,297 net unrealized
appreciation on financial futures)			642,780

Net Assets ( $)			371,748,602

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)			35,073,701
Net Asset Value, offering and redemption price per share ($)			10.60

See notes to financial statements.

The Fund

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2004 (Unaudited)
Investment Income ($):
Interest Income		5,066,327
Income from securities lending		68,707
Total Income		5,135,034
Expenses:
Management fee—Note 3(a)		1,028,110
Shareholder servicing costs—Note 3(b)		338,137
Professional fees		27,370
Prospectus and shareholders’ reports		18,446
Registration fees		14,109
Custodian fees—Note 3(b)		13,256
Trustees’ fees and expenses—Note 3(c)		9,938
Loan commitment fees—Note 2		2,161
Miscellaneous		7,704
Total Expenses		1,459,231
Investment Income—Net		3,675,803

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments		(142,122)
Net realized gain (loss) on financial futures		(6,186,443)
Net Realized Gain (Loss)		(6,328,565)
Net unrealized appreciation (depreciation) on investments
(including $	249,469 net unrealized appreciation on financial futures)	(1,702,316)
Net Realized and Unrealized Gain (Loss) on Investments		(8,030,881)
Net (Decrease) in Net Assets Resulting from Operations		(4,355,078)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2004	Year Ended
	(Unaudited)	November 30, 2003

Operations ($):
Investment income—net	3,675,803	9,010,199
Net realized gain (loss) on investments	(6,328,565)	17,083,712
Net unrealized appreciation
(depreciation) on investments	(1,702,316)	(10,873,783)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,355,078)	15,220,128

Dividends to Shareholders from ($):
Investment income—net	(4,807,140)	(18,033,465)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	45,318,659	222,198,834
Dividends reinvested	4,231,211	15,816,651
Cost of shares redeemed	(110,474,369)	(267,291,793)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(60,924,499)	(29,276,308)
Total Increase (Decrease) in Net Assets	(70,086,717)	(32,089,645)

Net Assets ($):
Beginning of Period	441,835,319	473,924,964
End of Period	371,748,602	441,835,319
Undistributed (distributions in excess of)
investment income—net	(174,644)	956,693

Capital Share Transactions (Shares):
Shares sold	4,210,662	20,198,717
Shares issued for dividends reinvested	394,127	1,442,532
Shares redeemed	(10,287,599)	(24,423,993)
Net Increase (Decrease) in Shares Outstanding	(5,682,810)	(2,782,744)

See notes to financial statements.

The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months	Ended
May 31, 2004			Year Ended November 30,

(Unaudited)		2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	10.84	10.89	10.93	10.57	10.43	10.82
Investment Operations:
Investment income—net	.10[b]	.21[b]	.33[b]	.48	.60	.63
Net realized and unrealized
gain (loss) on investments	(.21)	.16	.01	.37	.14	(.39)
Total from
Investment Operations	(.11)	.37	.34	.85	.74	.24
Distributions:
Dividends from
investment income—net	(.13)	(.42)	(.38)	(.49)	(.60)	(.63)
Net asset value, end of period	10.60	10.84	10.89	10.93	10.57	10.43

Total Return (%)	(1.06)[c]	3.42	3.19	8.14	7.38	2.33

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.71[d]	.76	.74	.73	.71	.71
Ratio of net investment income
to average net assets	1.79[d]	1.91	3.04	4.42	5.78	6.00
Portfolio Turnover Rate	642.97[c]	1,218.30	1,063.40	1,459.21	1,056.17	1,096.12

Net Assets, end of period
($ x 1,000)	371,749	441,835	473,925	484,070	370,165	434,782

a As required, effective Decemberl 1, 2001, the fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended November 30, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) on investments per share by $.06 and decrease the ratio of net investment income to average net assets from 3.54% to 3.04%. Per share data and ratios/supplement data for periods prior to December 1, 2001 have not been restated to reflect these changes in presentation.

b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund’s Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $41,378,998 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2003. If not applied, $3,489,957 of the carryover expires in fiscal 2005, $4,454,301 expires in fiscal 2006, $16,361,703 expires in fiscal 2007, $5,954,353 expires in fiscal 2008 and $11,118,684 expires in fiscal 2010. The

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund’s merger with Dreyfus U.S. Treasury Short Term Fund.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2003 was as follows: ordinary income $18,033,465. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expenses. During the period ended May 31, 2004, there was no expense reimbursement pursuant to the Agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $159,958, shareholder services plan fees $1,000, custodian fees $7,218 and transfer agency per account fees $32,000.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2004, the fund was charged $126,013 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2004, the fund was charged $93,433 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2004, the fund was charged $13,256 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended May 31, 2004, amounted to $2,098,086,819 and $1,938,820,175, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 2004, are set forth in the Statement of Financial Futures.

At May 31, 2004, accumulated net unrealized appreciation on investments was $606,586, consisting of $2,195,134 gross unrealized appreciation and $1,588,548 gross unrealized depreciation.

At May 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

NOTES

For More Information

Dreyfus Short-Intermediate
Government Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
By E-mail Send your request
to info@dreyfus.com
On the Internet Information
can be viewed online or
downloaded from:
http://www.dreyfus.com
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation

0542SA0504

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity,

SSL-DOCS2 70111954v3

business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	July 28, 2004

SSL-DOCS2 70111954v3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2004
By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	July 28, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

SSL-DOCS2 70111954v3